Exhibit 10(q)

                                                                 [WACHOVIA Logo]

                         SECOND MASTER CREDIT AGREEMENT
                             MODIFICATION AGREEMENT


                  THIS AGREEMENT, made as of the 5th day of December, 2000, by and among WACHOVIA BANK, N.A. (the "Lender"), SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (if more than one, collectively, the "Borrower").

                                   WITNESSETH:

                  WHEREAS, the Borrower has made and issued to the Lender: (1) an Amended and Restated Revolving Line of Credit Note, dated the 31st day of October, 1998, evidencing an original indebtedness of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00); (2) an Amended and Restated Term Note, dated the 31st day of October, 1998, evidencing an original indebtedness of EIGHTEEN MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($18,500,000.00); and (3) an Amended and Restated Seasonal Line of Credit Note, dated the 31st day of October, 1998, evidencing an original indebtedness of TWO MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) as amended by that certain First Seasonal Line of Credit Note Modification Agreement dated December 20, 1999 and as amended by that certain Second Seasonal Line of Credit Note Modification Agreement dated of even date herewith, (such documents, as same may have been heretofore amended, being herein referred to as the "Notes"); and

                  WHEREAS, the Borrower and the Lender have executed and delivered a Master Credit Agreement dated October 31, 1998 as amended by that certain First Master Credit Agreement Modification Agreement dated October 31, 1999, made a part hereof by this reference as fully as if set out herein verbatim (such document, as same may have been heretofore amended, being herein referenced to as the "Master Credit Agreement"), which establishes uniform agreements, obligations, and covenants and other matters concerning the Notes and other Obligations (as defined in the Master Credit Agreement) of the Borrower to the Lender; and

                  WHEREAS, to secure the Notes and other Obligations, the Borrower has executed and delivered certain Mortgages and Assignments (as those terms are defined in the Master Credit Agreement) made a part hereof by this reference as fully as if set out herein verbatim (such documents as same may have been heretofore amended, being herein referred to as the "Security Instruments"); and

                  WHEREAS, the Borrower has requested the Lender make certain modifications to the Master Credit Agreement; and

                  WHEREAS, the Lender, as party to the Master Credit Agreement, and the Borrower mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Master Credit Agreement shall remain unchanged and continue in full force and effect as therein written.

                  NOW, THEREFORE, the Lender and the Borrower in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each, and each does hereby agree that the Master Credit Agreement should be, and the same hereby is, modified and amended as follows:

                  1. A DEFINITION OF "COVENANT FEE" IS HEREBY ADDED AS SECTION 1.01(KK) OF THE MASTER CREDIT AGREEMENT:

         "COVENANT REVISION FEE" MEANS (I) A FEE OF FORTY THOUSAND ($40,000.00) DOLLARS WHICH SHALL BE DUE AND PAYABLE UPON EXECUTION OF THE SECOND MASTER CREDIT AGREEMENT MODIFICATION AGREEMENT, AND (II) A FEE OF TEN THOUSAND ($10,000.00) DOLLARS WHICH MAY BE DUE AND PAYABLE QUARTERLY AS PROVIDED IN
SECTION 8.02(A) OF THIS AGREEMENT, ALL OF WHICH FEES SHALL BE FULLY EARNED WHEN PAID AND NONREFUNDABLE.

                  2. THE TEXT OF SECTION 4.01 OF THE MASTER CREDIT AGREEMENT IS HEREBY DELETED AND THE FOLLOWING SENTENCE IS ADDED IN SUBSTITUTE THEREFOR:

SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE BANK AGREES TO LEND TO THE BORROWER AND THE BORROWER AGREES TO BORROW FROM THE BANK UP TO FOUR MILLION, FIVE HUNDRED THOUSAND ($4,500,000.00) DOLLARS ON A SEASONAL LINE OF CREDIT BASIS (THE "SEASONAL LINE OF CREDIT FACILITY").

                  3. THE TEXT OF SECTION 4.07 OF THE MASTER CREDIT AGREEMENT IS HEREBY DELETED AND THE FOLLOWING SENTENCE IS ADDED IN SUBSTITUTE THEREFOR:

IN NO EVENT SHALL THE BANK BE UNDER ANY OBLIGATION TO MAKE AN ADVANCE AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT OR THE SEASONAL LINE OF CREDIT MATURITY DATE OR AFTER THE BANK HAS GIVEN NOTICE THAT THE NOTE WILL BE CALLED ON A "CALL DATE" (AS DEFINED IN THE SEASONAL LINE OF CREDIT NOTE) SUBSEQUENT TO THE FIRST DAY OF MARCH PRECEDING THE CALL DATE OR THE OCCURRENCE OF AN EVENT WHICH WITH NOTICE OR THE PASSAGE OF TIME OR BOTH WOULD CONSTITUTE AN EVENT OF DEFAULT, AND ALL AMOUNTS DUE AND OWING SHALL BE PAID ON SAID MATURITY DATE OR CALL DATE OR AS OTHERWISE PROVIDED IN THE SEASONAL LINE OF CREDIT NOTE.

                  4. THE WORDS "AND COVENANT REVISION FEES" ARE HEREBY ADDED TO
SECTION 8.01(A) AFTER THE WORDS "ANY FACILITY FEES."

                  5. THE TEXT OF SECTION 8.02(A) OF THE MASTER CREDIT AGREEMENT IS HEREBY DELETED AND THE FOLLOWING PARAGRAPHS ARE ADDED IN SUBSTITUTE THEREFOR:

                  (i) THE BORROWER SHALL NOT ALLOW THE AMOUNT OF ITS TOTAL LIABILITIES AT ANY QUARTER END TO EXCEED THREE HUNDRED AND FIFTY PERCENT (350%) OF THE AMOUNT OF ITS TANGIBLE NET WORTH, AS DEFINED BELOW (THE "NET WORTH RATIO"); PROVIDED, THAT FOR EACH FISCAL QUARTER BEGINNING WITH THE FOURTH QUARTER OF 2000 AND ENDING WITH THE FOURTH QUARTER OF 2002, THE MAXIMUM NET WORTH RATIO FOR SUCH QUARTER END SHALL BE BASED ON THE FACTOR INDICATED FOR THE RELEVANT QUARTER ON THE ATTACHED EXHIBIT A. THE BORROWER SHALL PROVIDE, UPON REQUEST OF THE BANK, SUCH INFORMATION, IN ADDITION TO OTHER INFORMATION REQUIRED HEREBY, AS MAY BE NECESSARY TO VERIFY COMPLIANCE THEREWITH ON ANY QUARTER END. "TANGIBLE NET WORTH" MEANS THE REMAINDER AFTER SUBTRACTING TOTAL LIABILITIES FROM THE BOOK VALUE OF TOTAL TANGIBLE ASSETS (TOTAL ASSETS LESS GOOD WILL AND OTHER INTANGIBLE ASSETS) BASED UPON GAAP. "TOTAL LIABILITIES" MEANS THE BOOK VALUE OF TOTAL LIABILITIES BASED UPON GAAP PLUS THE AMOUNT OF INDEBTEDNESS FOR WHICH THE BORROWER IS LIABLE ON A CONTINGENT OR CONDITIONAL BASIS, INCLUDING GUARANTEES.

                  (ii) FOR ANY FISCAL QUARTER DURING 2002, AT THE END OF WHICH THE NET WORTH RATIO IS GREATER THAN OR EQUAL TO TWO HUNDRED AND FIFTY PERCENT (250%), THE BORROWER WILL PAY THE BANK A COVENANT REVISION FEE IN THE AMOUNT OF TEN THOUSAND ($10,000.00) DOLLARS. THIS FEE WILL BE PAYABLE IN ARREARS AT THE SAME TIME THE BORROWER'S QUARTERLY COMPLIANCE CERTIFICATE IS DUE TO BE DELIVERED TO THE BANK AS PROVIDED IN SECTION 8.02(D). PAYMENT OF A COVENANT REVISION FEE BY THE BORROWER AND ACCEPTANCE THEREOF BY THE BANK WILL NOT EXCUSE ANY BREACH BY THE BORROWER OF ANY COVENANT CONTAINED HEREIN NOR CONSTITUTE A WAIVER BY THE BANK OF ANY SUCH BREACH.

                  6. THE FOLLOWING LANGUAGE IS HEREBY ADDED AT THE END OF THE FIRST SENTENCE OF SECTION 8.02(B) OF THE MASTER CREDIT AGREEMENT:

; PROVIDED, THAT AS OF THE END OF EACH FISCAL QUARTER BEGINNING WITH THE FOURTH QUARTER OF 2000 AND ENDING WITH THE THIRD QUARTER OF 2001, THE MINIMUM DSC RATIO SHALL BE AS INDICATED FOR THE RELEVANT QUARTER ON THE ATTACHED EXHIBIT A.

                  7. THE FORM OF QUARTERLY COMPLIANCE CERTIFICATE ATTACHED TO THE MASTER CREDIT AGREEMENT AS SCHEDULE I IS HEREBY REPLACED WITH THE FORM OF COMPLIANCE CERTIFICATE ATTACHED AS SCHEDULE I HERETO.

                  THIS AGREEMENT SHALL NOT BECOME EFFECTIVE UNTIL AND UNLESS THE LENDER AND THE BORROWER EXECUTE THIS AGREEMENT AND THE BORROWER PAYS TO THE LENDER A NONREFUNDABLE COVENANT REVISION FEE IN THE AMOUNT OF FORTY THOUSAND ($40,000.00) DOLLARS, FOR THE MODIFICATION OF THE MASTER CREDIT AGREEMENT.

                  IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Master Credit Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Notes or Master Credit Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Notes or Master Credit Agreement as hereby amended. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Notes.

                  The Borrower promises and agrees to pay the indebtedness evidenced by the Notes in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Notes and Master Credit Agreement as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Borrower expressly agrees that the Notes are in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof.

                  Any reference contained in the Notes, Security Instruments or Master Credit Agreement, as amended herein, to the Master Credit Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.

                  Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Notes and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed provided, however, any original of a document executed by the parties shall be conclusive evidence as to the terms of that document.

                  This Agreement shall be closed without cost to the Lender and all expenses incurred in connection with this closing (including, without limitation, all attorneys' fees) are to be paid by the Borrower. The Lender is not providing legal advice or services to the Borrower.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

                  This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

                  IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.


                                     LENDER:

                                     WACHOVIA BANK, N.A.


[CORPORATE SEAL]                     By:   /s/ R. Ross Campbell, Jr.
                                           -------------------------------------
                                           Its: Assistant Vice President
                                                --------------------------------


                                     SEA PINES ASSOCIATES, INC.

[CORPORATE SEAL]                     By:   /s/ Michael E. Lawrence
                                           -------------------------------------
                                           Its: Chief Executive Officer
                                                --------------------------------


                                     SEA PINES COMPANY, INC.


[CORPORATE SEAL]                     By:   Michael E. Lawrence
                                           -------------------------------------
                                           Its: President
                                                --------------------------------

                                   EXHIBIT A

                                COVENANT REVISION


-----------------------------------------------------------------------------------------------------------------------------------
    YEAR                        2000                          2001                                          2002
-----------------------------------------------------------------------------------------------------------------------------------
   PERIOD                      4TH QTR    1ST QTR     2ND QTR     3RD QTR    4TH QTR     1ST QTR    2ND QTR     3RD QTR    4TH QTR
                               -------    -------     -------     -------    -------     -------    -------     -------    -------
-----------------------------------------------------------------------------------------------------------------------------------
             REVISED COVENANT   0.80        0.35       0.40        1.20        1.25       1.25        1.25       1.25        1.25
             ----------------------------------------------------------------------------------------------------------------------
     DSC

-----------------------------------------------------------------------------------------------------------------------------------
             REVISED COVENANT   3.30        4.10       3.90        3.50        3.50       3.75*      3.50*       3.50*      3.50*
             ----------------------------------------------------------------------------------------------------------------------
  NET WORTH

-----------------------------------------------------------------------------------------------------------------------------------
                    $          $40,000 (upfront)                                        $10,000*    $10,000*   $10,000*    $10,000*
                              -----------------------------------------------------------------------------------------------------
REVISION FEE
                              -----------------------------------------------------------------------------------------------------
                    %           0.10%                                                    0.025%*    0.025%*     0.025%*    0.025%*
-----------------------------------------------------------------------------------------------------------------------------------


*Beginning 1st Quarter '02, at any fiscal quarter where Net Worth is >/=2.50, then a $10,000 fee will be assessed in arrears.

                                   SCHEDULE I
                             COMPLIANCE CERTIFICATE


I.       DEBT SERVICE COVERAGE RATIO CALCULATION (AS OF __________, 19___)

                                                                                FOUR QUARTERS
                                                    QUARTER ENDED                   ENDED

                                    -------   -------      -------   -------    ------------
Net Income (Loss)
Non Cash Expenses - Section IV
                                    -------   -------      -------   -------    ------------
         Total Numerator            _______   _______      _______   _______    ____________

Current Portion of Long Term Debt                                                          *
Current Portion of Capital Leases                                                          *
Dividends Paid                                                                            **
                                    -------   -------      -------   -------    ------------
         Total Denominator          _______   _______      _______   _______    ____________

         DEBT SERVICE
         COVERAGE RATIO
                                                                                ============

         Minimum Debt Service
            Coverage Ratio                                                           1.25***

         Incentive Debt Service
            Coverage Ratio and
            Applicable margins

                                    DSC Ratio                          Applicable Margin
                                    < 1.50                             1.50% (150 basis points)
                                    => 1.50 but <1.75                  1.35% (135 basis points)
                                    => 1.75                            1.25% (125 basis points)


*        Current quarter balances
**       Dividends accrued or paid during the past four quarters
***      or as follows:                        Quarter                   Minimum DSC Ratio
                                               -------                   -----------------
                                            2000 4th Qtr.                           .80
                                            2001 1st Qtr.                           .35
                                            2001 2nd Qtr.                           .40
                                            2001 3rd Qtr.                          1.20

II.      NET WORTH RATIO CALCULATION (AS OF ____________________, 19__)

         Total Liabilities (including contingent and conditional liabilities) Tangible Net Worth

         NET WORTH RATIO                                                       *
                                                                   ============

         Maximum Net Worth Ratio                                          3.50**

* Beginning 1st Quarter, 2002, if => 2.50, then $10,000 Covenant Revision fee is due and payable with this certificate
**       or as follows:                 Quarter          Maximum Net Worth Ratio
                                        -------          -----------------------
                                     2000 4th Qtr.                   3.30
                                     2001 1st Qtr.                   4.10
                                     2001 2nd Qtr.                   3.90
                                     2001 3rd Qtr.                   3.50
                                     2001 4th Qtr.                   3.50
                                     2002 1st Qtr.                   3.75


III.     OFFICER CERTIFICATION

         To the best of my knowledge, the loan covenant calculations above are correct and have been prepared in accordance with the definitions included in the Master Credit Agreement. No Event of Default exists under the Master Credit Agreement or any other governing loan document.

                                             SEA PINES ASSOCIATES, INC.


                                             By:
-------------------------                       --------------------------------
Date
                                                Its:
                                                    ----------------------------

IV.      DEBT SERVICE COVERAGE RATIO CALCULATION (AS OF ___________, ____)

                                                                                 FOUR QUARTERS
                                                    QUARTER ENDED                    ENDED

NON CASH EXPENSES                   _______   _______      _______    _______    _____________

Depreciation and amortization
Health Care Operations/Sale
Equity Loss in TidePonte Partners
Tax Provision Adjustment
                                    -------   -------      -------    -------    ------------
Total Non Cash Expenses
                                    =======   =======      =======    =======    ============